Exhibit 99.3

(Furnished herewith)

Fourth Quarter 2016 Earnings Conference Call 23 November 2016 Exhibit 99.3 (Furnished herewith) 24

 4th Quarter 2016 Earnings Conference Call 2 Safe Harbor Statement & Disclosures The earnings call and accompanying material include forward-looking comments and information concerning the company’s plans and projections for the future, including estimates and assumptions with respect to economic, political, technological, weather, market acceptance and other factors that impact our businesses and customers. They also may include financial measures that are not in conformance with accounting principles generally accepted in the United States of America (GAAP). Words such as “forecast,” “projection,” “outlook,” “prospects,” “expected,” “estimated,” “will,” “plan,” “anticipate,” “intend,” “believe,” or other similar words or phrases often identify forward-looking statements. Actual results may differ materially from those projected in these forward-looking statements based on a number of factors and uncertainties. Additional information concerning factors that could cause actual results to differ materially is contained in the company’s most recent Form 8-K and periodic report filed with the U.S. Securities and Exchange Commission, and is incorporated by reference herein. Investors should refer to and consider the incorporated information on risks and uncertainties in addition to the information presented here. Investors should consider non-GAAP financial measures in addition to, and not as a substitute for, financial measures prepared in accordance with GAAP. The company, except as required by law, undertakes no obligation to update or revise its forward-looking statements whether as a result of new developments or otherwise. The call and accompanying materials are not an offer to sell or a solicitation of offers to buy any of the company’s securities. 25

 4th Quarter 2016 Earnings Conference Call 3 2016 Overview (in millions of dollars except per share amounts) FY 2016 FY 2015 Change Net Sales and Revenues $26,644 $28,863 -8% Net Sales $23,387 $25,775 -9% Net Income Attributable to Deere & Company $1,524 $1,940 -21% Diluted EPS $4.81 $5.77 -17% 26

 4th Quarter 2016 Earnings Conference Call 4 Fourth Quarter Overview (in millions of dollars except per share amounts) Q4 2016 Q4 2015 Change Net Sales and Revenues $6,520 $6,715 -3% Net Sales $5,650 $5,932 -5% Net Income Attributable to Deere & Company $285 $351 -19% Diluted EPS $0.90 $1.08 -17% 27

 4th Quarter 2016 Earnings Conference Call 5 Fourth Quarter Overview Net Sales Equipment operations net sales: Down 5% in Q4 2016 vs. Q4 2015 Price realization: +3 points Currency translation: +1 point 28

 4th Quarter 2016 Earnings Conference Call 6 Worldwide Agriculture & Turf Fourth Quarter Overview *Q4 2016 operating profit impacted by: (in millions of dollars) Q4 2016 Q4 2015 Change Net Sales $4,441 $4,656 -5% Operating Profit* $371 $271 +37% Favorable Unfavorable Price Realization Shipment Volumes 29

 4th Quarter 2016 Earnings Conference Call U.S. Farm Cash Receipts Source: 2001 – 2015: USDA, 30 August 2016 2016F – 2017F: Deere & Company Forecast as of 23 November 2016 7 30 $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 $500 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016F 2017F $ Billions Crops Livestock Government Payments

 4th Quarter 2016 Earnings Conference Call 8 World Farm Fundamentals Global Stocks-to-Use Ratios Source: USDA, 9 November 2016 Cotton Wheat Corn Soybeans 31 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 110% 1995 1998 2001 2004 2007 2010 2013 2016P

 4th Quarter 2016 Earnings Conference Call 9 Deere & Company Forecast as of 23 November 2016 Economic Update EU 28 – Fiscal 2017 Slow economic growth, impacted by geopolitical risks Arable income remains under pressure Weak dairy sector beginning to bottom out Beef prices above average; downside to pork prices 32

 4th Quarter 2016 Earnings Conference Call 10 Economic Update Other Selected Markets – Fiscal 2017 China Slower economic growth continues Value of agricultural production expected to be stable Uncertainty due to recent policy announcements India Economy growing, driven by strong consumer demand Government continues to support the agricultural sector Value of agricultural production expected to increase Normal monsoon, following two consecutive below average seasons Deere & Company Forecast as of 23 November 2016 33

 4th Quarter 2016 Earnings Conference Call 11 Crop Value of Agricultural Production Brazil Source: IHS Global Insight, November 2016 Crop Value of Agricultural Production Expected to increase ~ 7% in 2017 over prior season 2016 Mix by Crop US$ Billions 34 $0 $20 $40 $60 $80 $100 $120 2001 2003 2007 2009 2011 2013 2015 2017F 42% 38% 13% 7% Soybeans Sugarcane Corn Other Grains

Eligible Finance Rates for Agricultural Equipment Brazil 4th Quarter 2016 Earnings Conference Call 12 Source: ABIMAQ (Brazilian Association of Machinery and Equipment) and BNDES PSI-FINAME was the key credit line for machinery acquisition from 2011 – 2014; Moderfrota is currently the most attractive credit line * Moderfrota suspended September – November 2015 35 Farmers with Annual Revenues <R$90M Farmers with Annual Revenues >R$90M 2011 2012 2013 2014 2015* 2016 12% 10% 8% 6% 4% 2% 0% All Farmers

 4th Quarter 2016 Earnings Conference Call 13 Agriculture & Turf Retail Sales Industry Outlook – Fiscal 2017 2017 Forecast U.S. and Canada Ag Down 5-10% EU 28 Ag Down ~ 5% South America Ag (Tractors and Combines) Up ~ 15% Asia Ag Flat to up slightly U.S. and Canada Turf and Utility Equipment ~ Flat Deere & Company Forecast as of 23 November 2016 36

 4th Quarter 2016 Earnings Conference Call 14 Worldwide Agriculture & Turf Deere & Company Outlook Fiscal Year 2017 Forecast Net sales: Down ~ 1% Currency translation: ~ +1 point Deere & Company Forecast as of 23 November 2016 37

 4th Quarter 2016 Earnings Conference Call 15 Worldwide Construction & Forestry Fourth Quarter Overview (in millions of dollars) Q4 2016 Q4 2015 Change Net Sales $1,209 $1,276 -5% Operating Profit* ($17) $64 *Q4 2016 operating profit impacted by: Unfavorable Sales-Incentive Expenses Impairment Charge for International Operations Production Costs 38

U.S. Economic Indicators 2017 Forecast GDP Growth (annual percentage rate)* +2.0% Housing Starts (thousands) 1,197 Total Construction Investment (annual percentage rate)* +1.9% Government Construction Investment (annual percentage rate)* +2.6% 4th Quarter 2016 Earnings Conference Call 16 Worldwide Construction & Forestry Deere & Company Outlook Source: IHS Global Insight, Calendar Year Estimates, October 2016 * Change from prior year in real dollars Fiscal Year 2017 Forecast Net sales: Up ~ 1% Currency translation: ~ +1 point Deere & Company Forecast as of 23 November 2016 39

 4th Quarter 2016 Earnings Conference Call 17 Worldwide Financial Services Provision for Credit Loss Provision for Credit Loss / Average Owned Portfolio 0.29% 15 Year Average Deere & Company Forecast as of 23 November 2016 40 0.0% 0.5% 1.0% 1.5% 2.0% 1991 1993 1995 1997 1999 2001 2003 2005 2007 2009 2011 2013 2015 2017F 10 Year Average

 4th Quarter 2016 Earnings Conference Call 18 Fourth Quarter 2016 $110 million in Q4 2016 vs. $153 million in Q4 2015 Fiscal Year 2016 $468 million in 2016 vs. $633 million in 2015 Fiscal Year 2017 Forecast ~ $480 million Deere & Company Forecast as of 23 November 2016 Worldwide Financial Services Net Income Attributable to Deere & Company 41

 4th Quarter 2016 Earnings Conference Call 19 Consolidated Trade Receivables & Inventory (in millions of dollars) 2016* Actual 2016* Previous Forecast 2017** Forecast A&T  $81  $100  $125 C&F  $436  $400 $125 Total, as reported $517 $500 $250 Total, constant exchange $549 $550 $300 * Change at 31 October 2016 vs. 31 October 2015 ** Forecasted change at 31 October 2017 vs. 31 October 2016 Note: Before the sale of receivables to John Deere Financial Deere & Company Forecast as of 23 November 2016 (Previous Forecast as of 19 August 2016) 42

 4th Quarter 2016 Earnings Conference Call 20 Cost of Sales as a Percent of Net Sales Equipment Operations Fourth Quarter 2016 77.6% Fiscal Year 2016 78.0% Previous forecast: ~ 78.7% Fiscal Year 2017 Forecast ~ 78% Deere & Company Forecast as of 23 November 2016 (Previous Forecast as of 19 August 2016) 43

 4th Quarter 2016 Earnings Conference Call 21 Research & Development Expense Equipment Operations Fourth Quarter 2016 Down 4% vs. Q4 2015 Fiscal Year 2016 Down 3% vs. FY 2015 Currency translation: (1) point Previous forecast: Down ~ 1% vs. FY 2015 Fiscal Year 2017 Forecast Down ~ 3% vs. FY 2016 Deere & Company Forecast as of 23 November 2016 (Previous Forecast as of 19 August 2016) 44

 4th Quarter 2016 Earnings Conference Call 22 Selling, Administrative & General Expense Equipment Operations Fourth Quarter 2016 Up 3% vs. Q4 2015 Commissions paid to dealers: +2 points Incentive compensation: +1 point Voluntary separation program: +1 point Pension/OPEB: (2) points Fiscal Year 2016 Down 5% vs. FY 2015 Currency translation: (2) points Pension/OPEB: (2) points Incentive compensation: (2) points No change from previous forecast Deere & Company Previous Forecast as of 19 August 2016 45

 4th Quarter 2016 Earnings Conference Call 23 Selling, Administrative & General Expense Equipment Operations Fiscal Year 2017 Forecast Up ~ 1% vs. FY 2016 Voluntary separation program: ~ +2 points Currency translation: ~ +1 point Incentive compensation: ~ (1) point Deere & Company Forecast as of 23 November 2016 46

 4th Quarter 2016 Earnings Conference Call 24 Pension and OPEB Expense Fourth Quarter 2016 Down $53 million vs. Q4 2015 Fiscal Year 2016 Down $200 million vs. FY 2015 Previous forecast: Down ~ $210 million vs. FY 2015 Deere & Company Previous Forecast as of 19 August 2016 47

 4th Quarter 2016 Earnings Conference Call 25 Income Taxes Equipment Operations Fourth Quarter 2016 Effective tax rate: 32% Fiscal Year 2016 Effective tax rate: 30% Previous forecast: 29-31% Fiscal Year 2017 Forecast Effective tax rate: 33-35% Deere & Company Forecast as of 23 November 2016 (Previous Forecast as of 19 August 2016) 48

 4th Quarter 2016 Earnings Conference Call 26 Strong Operating Performance Equipment Operations Fiscal Year Cash Flows from Operations * Previous forecast ~ $2.1 billion Deere & Company Forecast as of 23 November 2016 (Previous Forecast as of 19 August 2016) $ Billions ~$2.5 49

 4th Quarter 2016 Earnings Conference Call 27 2017 Company Outlook First Quarter 2017 Forecast Net sales: Down ~ 4% vs. Q1 2016 Price realization: ~ +1 point Currency translation: ~ +2 points Fiscal Year 2017 Forecast Net sales: Down ~ 1% vs. FY 2016 Price realization: ~ +1 point Currency translation: ~ +1 point Net income attributable to Deere & Company of ~ $1.4 billion Deere & Company Forecast as of 23 November 2016 50

Note: in millions of dollars * 2017 Implied Operating Profit is based on guidance for net sales change year over year and operating margins by segment 4th Quarter 2016 Earnings Conference Call 28 2016 vs. 2017 Operating Profit Equipment Operations $40–$90 million improvement to Adjusted Implied Operating Profit on lower volume Volume impact in excess of $200 million ** Portion of $105 million Voluntary Separation pretax expense related to Equipment Operations Deere & Company Forecast as of 23 November 2016 51

 4th Quarter 2016 Earnings Conference Call 29 Appendix 52

Deere Use-of-Cash Priorities 4th Quarter 2016 Earnings Conference Call 30 Manage the balance sheet, including liquidity, to support a rating that provides access to low-cost and readily available short- and long-term funding mechanisms Reflects the strategic nature of our financial services operation Committed to “A” Rating Cash from Operations Fund Operating and Growth Needs Common Stock Dividend Share Repurchase Fund value-creating investments in our businesses Consistently and moderately raise dividend targeting a 25%-35% payout ratio of mid-cycle earnings Consider share repurchase as a means to deploy excess cash to shareholders, once above requirements are met and repurchase is viewed as value-enhancing 53

(1) Other includes proceeds from maturities and sales of marketable securities and purchases of marketable securities and reconciliation for non-cash items including excess tax benefits from share-based compensation and the effect of exchange rates on cash and cash equivalents (1) $ Millions ~62% of cash from operations returned to shareholders 4th Quarter 2016 Earnings Conference Call 31 Sources and Uses of Cash Fiscal 2004–2016 Equipment Operations Source: Deere & Company SEC filings = Source of Cash = Use of Cash 54

 4th Quarter 2016 Earnings Conference Call Deere Quarterly Dividends Declared* Q1 2003 – Q4 2016 * Adjusted for 2 for 1 stock split on 26 November 2007 32 Dividend raised 114% since launch of the revised John Deere Strategy in 2010 55 $0.11 $0.14 $0.16 $0.20 $0.22 $0.25 $0.28 $0.30 $0.35 $0.41 $0.46 $0.51 $0.60 $0.00 $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 $0.70 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016

 4th Quarter 2016 Earnings Conference Call 33 Share Repurchase As Part of Publicly Announced Plans Cumulative cost of repurchases 2004-2016: $16.4 billion Amount remaining on December 2013 authorization of $8 billion: $3.3 billion 31 October 2016 period ended basic shares: 314.8 million 2016 average diluted shares: 316.6 million Shares repurchased 2004-2016: 245.0 million Average repurchase price 2004-2016: $66.96 * All shares adjusted for two-for-one stock split effective 26 November 2007 56 $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 0 5 10 15 20 25 30 35 40 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 $ Billions Shares Repurchased* (in millions) 37% Net Share Reduction 2004 - 2016 Shares Repurchased Amount Spent

 4th Quarter 2016 Earnings Conference Call 34 Other Information Equipment Operations Fiscal Year 2016 Capital Expenditures: $642 million Previous forecast: ~ $650 million Depreciation and Amortization: $803 million Previous forecast: ~ $800 million Pension/OPEB Contributions: $127 million Previous forecast: ~ $105 million Deere & Company Previous Forecast as of 19 August 2016 57

 4th Quarter 2016 Earnings Conference Call 35 Other Information Equipment Operations Fiscal Year 2017 Forecast Capital Expenditures: ~ $600 million Depreciation and Amortization: ~ $850 million Pension/OPEB Contributions: ~ $100 million Deere & Company Forecast as of 23 November 2016 58

 4th Quarter 2016 Earnings Conference Call 36 U.S. Farm Commodity Prices (dollars per bushel, except cotton, which is dollars per pound) 2015/16 Estimate Previous 2015/16 2016/17 Projection Previous 2016/17 Corn $3.61 $3.60 $3.30 $3.15 Wheat $4.89 $4.89 $3.70 $3.75 Soybeans $8.95 $8.95 $9.20 $9.30 Cotton $0.58 $0.58 $0.67 $0.62 Deere & Company Forecast as of 23 November 2016 (Previous Forecast as of 19 August 2016) 59

U.S. Farm Commodity Prices 4th Quarter 2016 Earnings Conference Call 37 Source: USDA, 9 November 2016 60 $0.00 $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 $0.70 $0.80 $0.90 $1.00 $0 $2 $4 $6 $8 $10 $12 $14 $16 $18 Jan-04 Jan-05 Jan-06 Jan-07 Jan-08 Jan-09 Jan-10 Jan-11 Jan-12 Jan-13 Jan-14 Jan-15 Jan-16 Cotton - Dollars per Pound Dollars per Bushel Cotton Wheat Corn Soybeans

 4th Quarter 2016 Earnings Conference Call 38 U.S. Acres Harvested and Crop Yields (Yield in bushels per acre, except cotton, which is pounds per acre) Acres Harvested (millions) Yield 2015/16 Estimate 2016/17 Projection 2015/16 Estimate 2016/17 Projection Corn 80.7 86.8 168.4 175.3 Wheat 47.3 43.9 43.6 52.6 Soybeans 81.7 83.0 48.0 52.5 Cotton 8.1 9.7 766 803 Deere & Company Forecast as of 23 November 2016 61

 4th Quarter 2016 Earnings Conference Call 39 U.S. Farm Cash Receipts (in billions of dollars) 2015 2016 Forecast Previous 2016 2017 Forecast Crops $189.4 $182.3 $188.2 $186.2 Livestock $189.8 $171.2 $171.3 $168.4 Government Payments $10.8 $13.5 $13.9 $12.5 Total Cash Receipts $390.0 $367.0 $373.4 $367.1 Deere & Company Forecast as of 23 November 2016 (Previous Forecast as of 19 August 2016) 62

 4th Quarter 2016 Earnings Conference Call 40 U.S. Net Farm Cash Income (in billions of dollars) 2015 2016 Forecast Previous 2016 2017 Forecast Total Cash Receipts $390.0 $367.0 $373.4 $367.1 Other Farm-Related Income $34.4 $33.7 $34.9 $34.3 Gross Cash Income $424.4 $400.7 $408.3 $401.4 Cash Expenses ($315.9) ($306.6) ($323.0) ($299.0) Net Cash Income $108.5 $94.1 $85.3 $102.4 Deere & Company Forecast as of 23 November 2016 (Previous Forecast as of 19 August 2016) 63

 4th Quarter 2016 Earnings Conference Call U.S. Farm Balance Sheet Source: 1973 – 2015: USDA, 30 August 2016 2016F – 2017F: Deere & Company Forecast as of 23 November 2016 41 64 10% 12% 14% 16% 18% 20% 22% 24% 26% 28% 30% $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 1973 1974 1975 1976 1977 1978 1979 1980 1981 1982 1983 1984 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016F 2017F $ Billions Farm Debt Farm Equity Debt to Equity Ratio (%) Debt to Asset Ratio (%)

 4th Quarter 2016 Earnings Conference Call 42 Retail Sales U.S. and Canada Ag Industry* Deere** 2WD Tractors (< 40 PTO hp) 7% low double digits 2WD Tractors (40 < 100 PTO hp) flat single digit 2WD Tractors (100+ PTO hp) 17% more than the industry 4WD Tractors 19% more than the industry Combines 27% more than the industry October 2016 Retail Sales and Dealer Inventories * As reported by the Association of Equipment Manufacturers ** As reported to the Association of Equipment Manufacturers *** At 31 October – in units as a % of trailing 12 months retail sales, as reported to the Association of Equipment Manufacturers Deere Dealer Inventories*** U.S. and Canada Ag 2016 2015 2WD Tractors (100+ PTO hp) 31% 24% Combines 5% 6% 65

 4th Quarter 2016 Earnings Conference Call 43 October 2016 Retail Sales EU 28 Deere* Tractors double digits Combines single digit U.S. and Canada Deere* Selected Turf & Utility Equipment double digits * Based on internal sales reports U.S. and Canada – Construction & Forestry Deere* First-in-the-Dirt  low double digits Settlements double digits 66

Deere’s first quarter 2017 conference call is scheduled for 9:00 a.m. central time on Friday, February 17, 2017 67